Report of Independent
Registered Public
Accounting Firm

To the Shareholders
and Board of Trustees of
Federated Index Trust:

In planning and performing
 our audit of the financial
 statements of Federated Mid-Cap
Index Fund and Federated
Max-Cap Index Fund (the two
portfolios comprising Federated
Index Trust) (the "Funds")
as of and for the year
 ended October 31, 2009,
 in accordance
with the standards of the
 Public Company Accounting
Oversight Board (United States),
we considered the Funds'
internal control over
financial reporting,
including controls
over safeguarding securities,
as a basis for designing our
 auditing procedures for the
purpose of expressing our
opinion on the financial
statements and to comply
with the
requirements of Form N-SAR,
 but not for the purpose of
 expressing an opinion on the
effectiveness of the Funds'
internal control over
 financial reporting.
 Accordingly, we
express no such opinion.

The management of the Funds
is responsible for
establishing and maintaining
 effective
internal control over
 financial reporting.
  In fulfilling this
responsibility,
estimates and
judgments by management
 are required to assess
the expected benefits
and related costs
of controls. A company's
 internal control over
 financial reporting is
 a process designed to
provide reasonable
assurance regarding
 the reliability of
financial reporting
and the
preparation of financial
 statements for external
 purposes in accordance
 with generally
accepted accounting
 principles.  A company's
internal control over
 financial reporting
includes those policies
and procedures that (1)
 pertain to the maintenance
 of records that,
in reasonable detail,
 accurately and fairly
 reflect the transactions
 and dispositions of the
assets of the company;
(2) provide reasonable
assurance that transactions
 are recorded as
necessary to permit
preparation of financia
l statements in
accordance with generally
accepted accounting
principles, and that
 receipts and expenditures
of the company are
being made only in
 accordance with
authorizations of
management and directors
of the
company; and (3) provide
reasonable assurance
regarding prevention
 or timely detection
of unauthorized acquisition,
 use or disposition of
a company's assets that
could have a
material effect on the
 financial statements.

Because of its inherent
 limitations, internal
 control over financial
 reporting may not
prevent or detect
 misstatements. Also,
 projections of any
evaluation of effectiveness
 to
future periods are
subject to the risk
that controls may become
 inadequate because of
changes in conditions,
 or that the degree of
compliance with the
policies or procedures
may deteriorate.

A deficiency in internal
 control over financial
 reporting exists when
 the design or
operation of a control
does not allow management
 or employees, in the
normal course of
performing their assigned
functions, to prevent or
 detect misstatements on
 a timely basis.
A material weakness is a
 deficiency, or a
combination of deficiencies,
in internal control
over financial reporting,
 such that there is a
reasonable possibility
that a material
misstatement of the
company's annual or
interim financial
 statements will not be
prevented or detected on
a timely basis.

Our consideration of
the Funds' internal
control over financial
reporting was for the
limited purpose described
 in the first paragraph
 and would not necessarily
disclose all
deficiencies in internal
control that might be
significant deficiencies
 or material
weaknesses under standards
 established by the Public
 Company Accounting Oversight
Board (United States).

However, we noted no
deficiencies in the
Fund's internal control
 over financial reporting
and its operation,
including controls over
safeguarding securities
that we consider to be a
material weakness as
 defined above as of
October 31, 2009.



This report is
intended solely for
 the information and
 use of management and
 the Board
of Trustees of Federated
Index Trust and the
Securities and Exchange
Commission and is
not intended to be and
should not be used by
anyone other than these
 specified parties.


ERNST & YOUNG LLP

Boston, Massachusetts
December 24, 2009